                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 28, 1999 relating to the financial statements, which appear in the Fusion Medical Technologies, Inc. Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
   November 5, 1999